UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2004

ENCORE WIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20278 Commission File Number	75-2274963 (I.R.S. Employer Identification No.)

1410 Millwood Road McKinney, Texas (Address of principal executive offices)	75069 (Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	February 2, 2004 Earnings Release by Encore Wire Corporation regarding fourth quarter 2003 results.

Item 9. Regulation FD Disclosure.

     On February 2, 2004, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the fourth quarter of 2003. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 12. Results of Operations and Financial Condition.

     On February 2, 2004, the Company issued an earnings release describing selected financial results of the Company for the fourth quarter of 2003. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Limitation on Incorporation by Reference:

     In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION

Date: February 2, 2004	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President — Finance,
Treasurer and Secretary; Chief Financial Officer

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INDEX TO EXHIBITS

Item	Exhibit

99.1	February 2, 2004 Earnings Release by Encore Wire Corporation regarding fourth quarter 2003 results.